                                                                      EXHIBIT 25
================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                                   ---------

                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                                   ---------

                          IASIS Healthcare Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                                    76-0450619
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                   Arizona Diagnostic & Surgical Center, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1799439
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      Baptist Joint Venture Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796514
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Beaumont Hospital Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796501
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Biltmore Surgery Center, Inc.
              (Exact name of obligor as specified in its charter)

Arizona                                                     86-0837176
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     Biltmore Surgery Center Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796499
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                   Brookwood Diagnostic Center of Tampa, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1801013
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            CliniCare of Texas, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1801973
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            CliniCare of Utah, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795211
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     Davis Hospital & Medical Center, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795217
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      Davis Surgical Center Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796493
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                 First Choice Physicians Network Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796513
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              IASIS Finance, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797792
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        IASIS Healthcare Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1798194
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        IASIS Healthcare MSO Sub of Salt
                                 Lake City, LLC
                             (Exact name of obligor
                          as specified in its charter)

Utah                                                        62-1756039
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                IASIS Home Infusion and Medical Equipment, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797794
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            IASIS Management Company
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797795
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         IASIS Physician Services, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1801974
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              IASIS Transco, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1801016
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     Jordan Valley Hospital Holdings, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                                    62-1795215
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Jordan Valley Hospital, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    82-0588653
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                  MCS/AZ, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1799433
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Memorial Hospital of Tampa, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795584
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Mesa General Hospital, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795590
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     Metro Ambulatory Surgery Center, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796497
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Odessa Regional Hospital, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795574
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Palms of Pasadena Homecare, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797790
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Palms of Pasadena Hospital, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795583
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Pioneer Valley Health Plan, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795212
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Pioneer Valley Hospital, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795216
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      Rocky Mountain Medical Center, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795213
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                    Salt Lake Regional Medical Center, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795214
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Sandy City Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796492
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Southeast Texas Hospital, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    27-0060569
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Southridge Plaza Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796491
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Southwest General Hospital, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795572
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       SSJ St. Petersburg Holdings, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1796504
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      St. Luke's Behavioral Hospital, LLP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795588
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         St. Luke's Medical Center, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795587
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       Tampa Bay Staffing Solutions, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1797791
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Tempe St. Luke's Hospital, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795586
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Town & Country Hospital, LP
              (Exact name of obligor as specified in its charter)

Delaware                                                    62-1795580
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

113 Seaboard Lane, Suite A-200
Franklin, Tennessee                                         37067
(Address of principal executive offices)                    (Zip code)

                                   ---------

                   8 1/2% Senior Subordinated Notes due 2009
                      (Title of the indenture securities)


===============================================================================

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


               Name                                                        Address

Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                         and Albany, N.Y. 12203

Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation                    Washington, D.C.  20429

New York Clearing House Association                      New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of June, 2003.


                                        THE BANK OF NEW YORK


                                        By: /S/ ROBERT A. MASSIMILLO
                                           ------------------------------------
                                           Name: ROBERT A. MASSIMILLO
                                           Title: VICE PRESIDENT

                                                                      EXHIBIT 7


                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                     Dollar Amounts
ASSETS                                                                In Thousands
                                                                     --------------

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ....            $  4,389,492
   Interest-bearing balances .............................               3,288,212
Securities:
   Held-to-maturity securities ...........................                 654,763
   Available-for-sale securities .........................              17,626,360
Federal funds sold in domestic offices ...................               1,759,600
Securities purchased under agreements to
   resell ................................................                 911,600
Loans and lease financing receivables:
   Loans and leases held for sale ........................                 724,074
   Loans and leases, net of unearned
     income ..............................................              32,368,718
   LESS: Allowance for loan and
     lease losses ........................................                 826,505
   Loans and leases, net of unearned
     income and allowance ................................              31,542,213
Trading Assets ...........................................               7,527,662
Premises and fixed assets (including capitalized
   leases) ...............................................                 825,706
Other real estate owned ..................................                     164
Investments in unconsolidated subsidiaries and
   associated companies ..................................                 260,940
Customers' liability to this bank on acceptances
   outstanding ...........................................                 225,935
Intangible assets
   Goodwill ..............................................               2,027,675
   Other intangible assets ...............................                  75,330
Other assets .............................................               4,843,295
                                                                      ------------

Total assets .............................................            $ 76,683,021
                                                                      ============

LIABILITIES
Deposits:
   In domestic offices ...................................            $ 33,212,852
   Noninterest-bearing ...................................              12,997,086
   Interest-bearing ......................................              20,215,766
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..............................              24,210,507
   Noninterest-bearing ...................................                 595,520
   Interest-bearing ......................................              23,614,987
Federal funds purchased in domestic
  offices ................................................                 375,322
Securities sold under agreements to repurchase ...........                 246,755
Trading liabilities ......................................               2,335,466
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .............................                 959,997
Bank's liability on acceptances executed and
   outstanding ...........................................                 227,253
Subordinated notes and debentures ........................               2,090,000
Other liabilities ........................................               5,716,796
                                                                      ------------
Total liabilities ........................................            $ 69,374,948
                                                                      ============
Minority interest in consolidated
   subsidiaries ..........................................                 540,772

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ...............................................                       0
Common stock .............................................               1,135,284
Surplus ..................................................               1,056,295
Retained earnings ........................................               4,463,720
Accumulated other comprehensive income ...................                (112,002)
Other equity capital components ..........................                       0
                                                                      ------------
Total equity capital .....................................               6,767,301
                                                                      ------------
Total liabilities minority interest and equity capital ...            $ 76,683,021
                                                                      ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                              Thomas J. Mastro,
                                          Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                               Directors
Alan R. Griffith